Exhibit 99.3

Dycom Industries, Inc.
Non-GAAP Reconciliations
Q3 2020

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it also reports Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows:

•
Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods.

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Non-GAAP Adjusted EBITDA - net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•
Non-GAAP Adjusted Net Income - GAAP net income (loss) before the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”) up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

•
Non-cash amortization of debt discount on Notes - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•
Non-cash charge for accounts receivable and contract assets - During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. The Company excludes the impact of this non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Impact on stock-based compensation expense from non-cash charge for accounts receivable and contract assets - The Company excludes the impact on stock-based compensation expense from the non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Recovery of previously reserved accounts receivable and contract assets - During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets based on collections from a customer. The Company excludes the impact of this recovery from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results.

•
Q1-20 charge for warranty costs - During the quarter ended April 27, 2019, the Company recorded an $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods. The Company excludes the impact of this charge from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results in the current period.

•
Tax impact of the vesting and exercise of share-based awards - The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•
Tax impact of previous tax year filing - During the quarter ended July 27, 2019, the Company recognized an income tax expense of $1.1 million on a previous tax year filing. The Company has excluded this impact because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•	Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s effective tax rate used for financial planning for the applicable period.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %
October 26, 2019	$884.1	$—	$—	$884.1	4.2%	4.7%
October 27, 2018	$848.2	$—	$(3.9)	$844.4

July 27, 2019	$884.2	$—	$—	$884.2	10.6%	11.1%
July 28, 2018	$799.5	$—	$(3.8)	$795.7

April 27, 2019	$833.7	$(6.1)	$(4.7)	$822.9	14.0%	15.8%
April 28, 2018	$731.4	$(5.8)	$(14.8)	$710.7

January 26, 2019	$748.6	$(5.9)	$(20.4)	$722.3	14.3%	13.7%
January 27, 2018	$655.1	$—	$(19.8)	$635.3

October 27, 2018	$848.2	$(8.8)	$(3.9)	$835.6	12.2%	12.9%
October 28, 2017	$756.2	$—	$(15.9)	$740.3

July 28, 2018	$799.5	$(9.1)	$(3.8)	$786.6	2.5%	0.8%
July 29, 2017	$780.2	$—	$—	$780.2

April 28, 2018	$731.4	$(15.4)	$(14.8)	$701.1	(7.0)%	(10.0)%
April 29, 2017	$786.3	$(7.1)	$—	$779.2

January 27, 2018	$655.1	$(8.4)	$(19.6)	$627.1	(6.6)%	(10.6)%
January 28, 2017	$701.1	$—	$—	$701.1

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues - Certain Customers
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %

Verizon
October 26, 2019	$182.1	$—	$—	$182.1	4.6%	4.6%
October 27, 2018	$174.1	$—	$—	$174.0

CenturyLink
October 26, 2019	$164.1	$—	$—	$164.1	38.2%	38.6%
October 27, 2018	$118.8	$—	$(0.3)	$118.4

Windstream
October 26, 2019	$42.7	$—	$—	$42.7	37.3%	43.2%
October 27, 2018	$31.1	$—	$(1.3)	$29.8

Top 5 Customers[2]
October 26, 2019	$683.2	$—	$—	$683.2	2.8%	3.4%
October 27, 2018	$664.9	$—	$(3.8)	$661.0

All Other Customers (excluding Top 5 Customers)
October 26, 2019	$200.9	$—	$—	$200.9	9.6%	9.6%
October 27, 2018	$183.4	$—	$(0.1)	$183.3

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted EBITDA
Unaudited
(Dollars in thousands)

	Quarter Ended
	October 26, 2019	October 27, 2018
Net income	$24,229	$27,830
Interest expense, net	13,128	11,310
Provision for income taxes	6,556	10,454
Depreciation and amortization	47,356	45,533
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	91,269	95,127
Gain on sale of fixed assets	(2,241)	(3,874)
Stock-based compensation expense	2,694	7,366
Non-GAAP Adjusted EBITDA	$91,722	$98,619

Contract revenues	$884,115	$848,237
Non-GAAP Adjusted EBITDA % of contract revenues	10.4%	11.6%

Comparable Prior Periods for Q4 2020 and Q1 2021 Outlook:	Quarter Ended
	January 26, 2019	April 27, 2019
Net (loss) income	$(12,054)	$14,279
Interest expense, net	12,447	12,233
(Benefit) provision for income taxes	(3,345)	6,199
Depreciation and amortization	45,909	46,341
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	42,957	79,052
Gain on sale of fixed assets	(2,192)	(6,738)
Stock-based compensation expense	1,910	3,479
Non-cash charge for (recovery of) accounts receivable and contract assets	17,157	(10,345)
Charge for warranty costs	—	8,200
Non-GAAP Adjusted EBITDA	$59,832	$73,648

Contract revenues	$748,619	$833,743
Non-GAAP Adjusted EBITDA % of contract revenues	8.0%	8.8%

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

	Quarter Ended October 26, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$884,115	$—	$884,115
Costs of earned revenues, excluding depreciation and amortization	724,378	—	724,378
General and administrative	69,875	—	69,875
Depreciation and amortization	47,356	—	47,356
Total	841,609	—	841,609
Interest expense, net[3]	(13,128)	5,068	(8,060)
Other income, net	1,407	—	1,407
Income before income taxes	30,785	5,068	35,853
Provision for income taxes[4]	6,556	1,231	7,787
Net income	$24,229	$3,837	$28,066

Diluted earnings per common share	$0.76	$0.12	$0.88

Shares used in computing diluted earnings per common share	31,827	—	31,827

	Quarter Ended October 27, 2018
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$848,237	$—	$848,237
Costs of earned revenues, excluding depreciation and amortization	687,164	—	687,164
General and administrative	68,763	—	68,763
Depreciation and amortization	45,533	—	45,533
Total	801,460	—	801,460
Interest expense, net[3]	(11,310)	4,800	(6,510)
Other income, net	2,817	—	2,817
Income before income taxes	38,284	4,800	43,084
Provision for income taxes[4]	10,454	1,321	11,775
Net income	$27,830	$3,479	$31,309

Diluted earnings per common share	$0.87	$0.11	$0.98

Shares used in computing diluted earnings per common share	31,835	—	31,835

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

Comparable Prior Periods for Q4 2020 and Q1 2021 Outlook:	Quarter Ended January 26, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$748,619	$—	$748,619
Costs of earned revenues, excluding depreciation and amortization	633,279	—	633,279
General and administrative[5]	73,540	(15,306)	58,234
Depreciation and amortization	45,909	—	45,909
Total	752,728	(15,306)	737,422
Interest expense, net[3]	(12,447)	4,881	(7,566)
Other income, net	1,157	—	1,157
(Loss) income before income taxes	(15,399)	20,187	4,788
(Benefit) provision for income taxes[4]	(3,345)	4,886	1,541
Net (loss) income	$(12,054)	$15,301	$3,247

Diluted (loss) earnings per common share	$(0.38)	$0.49	$0.10

Shares used in computing diluted (loss) earnings per common share[6]	31,360	419	31,778

	Quarter Ended April 27, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$833,743	$—	$833,743
Costs of earned revenues, excluding depreciation and amortization[7]	701,767	(8,200)	693,567
General and administrative[8]	58,622	10,345	68,967
Depreciation and amortization	46,341	—	46,341
Total	806,730	2,145	808,875
Interest expense, net[3]	(12,233)	4,932	(7,301)
Other income, net	5,698	—	5,698
Income before income taxes	20,478	2,787	23,265
Provision for income taxes[4]	6,199	128	6,327
Net income	$14,279	$2,659	$16,938

Diluted earnings per common share	$0.45	$0.08	$0.53

Shares used in computing diluted earnings per common share	31,786	—	31,786

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Outlook - Non-GAAP Adjusted Diluted Earnings (Loss) Per Common Share
Unaudited

Quarter Ending
January 25, 2020
GAAP diluted loss per common share[9]	$(0.27) - $(0.10)

Adjustment:
Addback of after-tax non-cash amortization of debt discount on Notes[10]	0.12

Non-GAAP Adjusted Diluted Earnings (Loss) per Common Share[9]	$(0.15) - $0.02

Notes to Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

1) Amounts represent contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods, including any contract revenues from storm restoration services for these acquired businesses.
2) Top 5 Customers included Verizon, CenturyLink, AT&T, Comcast and Windstream for the quarters ended October 26, 2019 and October 27, 2018.
3) Non-GAAP Adjusted Interest expense, net excludes the non-cash amortization of the debt discount associated with the Notes.
4) Non-GAAP Adjusted Provision (Benefit) for income taxes excludes the tax related impact of the non-cash amortization of the debt discount associated with the Notes as well as the tax effects of the vesting and exercise of share-based awards.
5) During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. Partially offsetting this charge, the Company’s stock-based compensation expense was reduced by approximately $1.9 million for the quarter ended January 26, 2019 as a result of the pre-tax non-cash charge for accounts receivable and contract assets. Excluding this reduction, Non-GAAP Stock-Based Compensation Expense was $3.8 million for the quarter ended January 26, 2019.
6) For the quarter ended January 26, 2019, GAAP diluted shares excludes 418,695 common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Shares includes the dilutive effect of these additional shares.
7) During the quarter ended April 27, 2019, the Company recorded an $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods.
8) During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets for a customer that filed a voluntary petition for reorganization during February 2019, as referenced in footnote 5 above.
9) GAAP diluted loss per common share and Non-GAAP Adjusted Diluted Loss per Common Share for the quarter ending January 25, 2020 is calculated using 31.5 million shares, which excludes common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Earnings per Common Share for the quarter ending January 25, 2020 is calculated using 31.8 million shares.
10) The Company expects to recognize approximately $5.2 million in pre-tax interest expense during the quarter ending January 25, 2020 for the non-cash amortization of the debt discount associated with the Notes.